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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                    FORM 8-K
                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934


       Date of Report (Date of earliest event reported):  July 29, 1998



                               LAMONTS APPAREL, INC.
               (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-15542                  #75-2076160
        (State of           (Commission File Number)      (I.R.S. Employer
      Incorporation)                                   Identification Number)


               12413 Willows Road N.E., Kirkland, Washington 98034
                     (Address of Principal Executive Offices)

                                  (425) 814-5700
               (Registrant's Telephone Number, including Area Code)


                                  Not Applicable
          (Former Name or Former Address, if  Changed Since Last Report)





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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) On July 29, 1998, Lamonts Apparel, Inc. (the "Company") engaged Deloitte & Touche, LLP as its principal accountants to audit the Company's consolidated financial statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           Registrant:  LAMONTS APPAREL, INC.


 Date: July 29, 1998                    By: /s/ Debbie A. Brownfield
                                            -----------------------------------
                                            Debbie A. Brownfield

                                            Executive Vice President,
                                            Chief Financial Officer, Treasurer,
                                            and Secretary

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